SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2004

Northwest Bancorp, Inc.

(Exact name of registrant as specified in its charter)

United States	0-23817	23-2900888

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

	301 Second Avenue Warren, Pennsylvania (Address of principal executive office)	16365 (Zip code)

Registrant’s telephone number, including area code: (814) 726-2140

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events

On November 17, 2004, Northwest Bancorp, Inc. (the “Company”) made a presentation at its annual meeting of shareholders. The presentation discusses the Company’s current and historic performance and strategies.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
99.1	Slide presentation made at its annual meeting of shareholders on November 17, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCORP, INC.
DATE:	November 19, 2004	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Senior Vice President, Finance and Chief Financial Officer